UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):      May 28, 2008
Parker-Hannifin Corporation
(Exact Name of Registrant as Specified in Charter)

Ohio	1-4982	34-0451060

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6035 Parkland Blvd., Cleveland, Ohio	44124-4141

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (216) 896-3000
                         Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     Parker-Hannifin Corporation (the “Company”) is filing herewith the following exhibits to its Registration Statement on Form S-3ASR (File No. 333-143226):
1.	Amendment No. 1 to Amended and Restated U.S. Distribution Agreement, dated as of May 28, 2008, by and among the Company and Morgan Stanley & Co. Incorporated, Citigroup Global Markets, Inc., Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC and KeyBanc Capital Markets Inc.;

2.	Opinion of Jones Day relating to the legality of certain notes; and

3.	Consent of Jones Day.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description

1.1	Amendment No. 1 to Amended and Restated U.S. Distribution Agreement, dated as of May 28, 2008, by and among the Company and Morgan Stanley & Co. Incorporated, Citigroup Global Markets, Inc., Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC and KeyBanc Capital Markets Inc.

5.1	Opinion of Jones Day relating to the legality of certain notes.

23.1	Consent of Jones Day (included as part of Exhibit 5.1).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Parker-Hannifin Corporation

By:	/s/ Thomas A. Piraino, Jr.
	Name:	Thomas A. Piraino, Jr.
	Title:	Vice President, General Counsel and Secretary
Date: May 29, 2008

EXHIBIT INDEX

Exhibit
Number	Description

1.1	Amendment No. 1 to Amended and Restated U.S. Distribution Agreement, dated as of May 28, 2008, by and among the Company and Morgan Stanley & Co. Incorporated, Citigroup Global Markets, Inc., Goldman, Sachs & Co., Greenwich Capital Markets, Inc., Banc of America Securities LLC and KeyBanc Capital Markets Inc.

5.1	Opinion of Jones Day relating to the legality of certain notes.

23.1	Consent of Jones Day (included as part of Exhibit 5.1).